INTRODUCTION TO IMPRIMIS PHARMACEUTICALS

2014 STRATEGIC PLAN

MARK L. BAUM, CEO

MARCH 2014

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; the Company's ability to close the acquisition of Pharmacy Creations, LLC and realize the expected benefits of the transaction; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of its formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

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PHARMACEUTICALS



Our Healthcare Economy

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VISION

To deliver customized and other novel medicines to physicians and patients TODAY at accessible prices.

MISSION

To navigate the realities of the current healthcare economy and solve unmet patient needs through the development and commercialization of proprietary sterile and topical drug formulations.

MARKET POSITIONING


RISK
REWARD
NCEs
505(b)(2)
Generics
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PHARMACEUTICALS

EFFICIENT INNOVATION



Idea
Product Development
Clinical Development
Regulatory Approval
COMMERCIALIZE
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PHARMACEUTICALS

- Pursue IP protection for unique and proven compounded formulations
- Conduct comprehensive review methodology (ARM)
- Support investigator-initiated studies through grants to leading physician groups
- State pharmacy laws and Drug Quality & Security Act (DQSA)

INNOVATIVE SOLUTIONS



Triamcinolone Aceto
Moxifloxacin HCl
(15/1)mg/mL Sterile In
Triamcinolone-Moxi
(15/1)mg/mL Sterile In

Superior technology allows for an elegant injectable solution for a large unmet physician and patient need.

PROPRIETARY OPHTHALMIC FORMULATIONS

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GoDropless.com

Patent Pending Sterile Injectable Formulations*
For Pharmacy Compounding

Our Formulations

- Invented by Ophthalmologists and Pharmacists
- Use patent pending technology that uniquely allow for the combination of drugs
- A single cost effective intraocular injection



TriMoxi+ Vancomycin

Triamcinolone acetonide, moxifloxacin hydrochloride and vancomycin, used as an injection during ocular surgery

TriMoxi

Triamcinolone acetonide and moxifloxacin hydrochloride, used as an injection during ocular surgery

Lyophilized Mydriatic Formulations

Lyophilized preservative-free and sulfite-free epinephrine or phenylephrine, used as an injection during ocular surgery

Lyophilized Shugarcaine

Lyophilized preservative-free and sulfite-free combination of epinephrine and lidocaine, used as an injection during ocular surgery

*Compounded by a pharmacist pursuant to a prescription to meet the needs of individual patients. Some percentage of patients may need drops

2014 STRATEGIC GOALS

- **Launch ophthalmology division**
- **Launch dermatology and urology products**
- **Execute compounding pharmacy facilities strategy**
  - Scale business to establish national footprint

Near, medium and long term catalysts as our team executes our strategy

1H 2014 OPHTHALMOLOGY LAUNCH

CATARACT MARKET

- 22 million cataract surgeries globally in 2013 and nearly 3.6M in the US
- Major compliance and cost issues that physicians and patients struggle with
- Physicians report that in 90-95% of their cataract surgeries, they eliminate the use of post-operative eye drops for patients
- GoDropless™ education campaign has started (www.GoDropless.com)

OTHER MARKETS

- Our formulations have been used as a drop or injection in both front of the eye and back of the eye procedures … stay tuned

KEY COMPETITIVE ADVANTAGES

ATTRACTIVE BUSINESS MODEL
- Lowers drug development costs
- Increases the speed and efficiency we can bring products to market
- Preserves profit margins for shareholders

INNOVATIVE PATH TO MARKET
- Patent-pending drug formulations and technologies prescribed by physicians now
- Marketing strategy to brand GoDropless™ as the LASIK of cataract and other ophthalmic surgeries
- Multi-product ophthalmology launch Q2 2014

ROBUST, SCALABLE INNOVATION ENGINE
- "Innovation Network" for physicians and pharmacists that feed our product pipeline
- Proprietary Asset Review Methodology™ (ARM™)
- Operational strategy to evaluate, validate and commercialize innovation

STRONG, COMPETITIVE POSITIONING
- Physician Advantages = desired outcomes, reduce staff time/patient counseling
- Patient Benefits = reduced cost and increase in ease of compliance
- Focus/Expertise in Steriles and Topicals

DISCIPLINED FINANCIAL POLICIES
- Clean capital structure
- Strong cash position
- No debt, preferred shares or convertible securities

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CONDENSED BALANCE SHEET

ASSETS		At September 30, 2013
Current Assets		
Cash and short term investments	$	16,877,683
Other assets		525,609
TOTAL ASSETS	$	17,403,292
LIABILITIES AND STOCKHOLDERS' EQUITY		
Accounts payable and other accruals	$	1,058,545
TOTAL LIABILITIES		1,058,545
Stockholder's Equity		
Common stock, $0.001 par value, 395,000,000 shares authorized,		
8,970,364 shares issued and outstanding		8,970
Additional paid-in capital		46,201,042
Deficit accumulated during the development stage		(29,865,265)
TOTAL STOCKHOLDERS' EQUITY		16,344,747
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	17,403,292

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Our Healthcare Economy

QUESTIONS?

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PHARMACEUTICALS

APPENDIX

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COMPOUNDING PHARMACIES PRIMER

- Compounding pharmacies work with physicians to develop individualized medications, such as alternative dosage strengths or unique dosage forms
- Compounding pharmacies have been historically regulated primarily by state boards of pharmacy, but in November 2013 the President signed The Drug Quality and Security Act into law which clarifies and strengthens the state-focused regulatory framework for the traditional practice of compounding pharmacy
- Our approach uses compounding pharmacies as both a sourcing and distribution platform
- Average gross margins are historically between 60-80% for compounded products
- In February 2014, we announced the pending acquisition of Pharmacy Creations LLC, a compounding pharmacy located in Randolph, New Jersey.
- Because the former owners of Pharmacy Creations developed the ophthalmic formulations we now own, with this acquisition we also gain access to the significant expertise of the pharmacist inventors.

We plan to pursue opportunities to acquire or collaborate with additional compounding pharmacies in order to obtain a national distribution footprint and fully implement our strategy.

SUMMARY

- **Own, make and distribute proprietary compounded drug formulations**
- **Strategic partnership with the largest compounding organization in the world**
- **We own formulations in ophthalmology, wound management and urology**
- **Commercial launch slated for 1H 2014 in ophthalmology**
- **Unique market approach of using compounding pharmacies as distribution platform**
  - Early stages of execution on national footprint/expansion strategy
  - Announced acquisition of NJ-based compounding pharmacy in February 2014
  - Hired VP, Pharmacy Operations in February 2014, specializing in pharmacy M&A